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                                                                    Exhibit 1.01


                                  8,918,395 SHARES
                         TRAVELERS PROPERTY CASUALTY CORP.

                                CLASS A COMMON STOCK

                               UNDERWRITING AGREEMENT
                               ----------------------

                                                                   June   , 1998

To the Representative or Representatives named in the Terms Agreement referred to in Section 3 hereto

Ladies and Gentlemen:

               Certain holders (the "Selling Stockholders") of Class A Common Stock, $0.01 par value per share (the "Class A Common Stock"), of Travelers Property Casualty Corp., a Delaware corporation (the "Company") propose to sell from time to time up to an aggregate of 8,918,395 shares of Class A Common Stock (the "Registered Securities"). Particular offerings of the Registered Securities will be sold pursuant to Terms Agreements referred to in Section 3 hereto, for resale in accordance with terms of the offering determined at the time of sale. The Registered Securities involved in any such offering are hereinafter referred to as the "Offered Securities." The firm or firms which agree to purchase the Offered Securities are hereinafter referred to as the "Underwriters" of such securities, and the representative or representatives of the Underwriters, if any, specified in a Terms Agreement referred to in Section 3 hereto are hereinafter referred to as the "Representatives," provided, however, that if the Terms Agreement does not specify any representative of the Underwriters, the term "Representatives," as used in this Agreement (other than in the second sentence of Section 3), shall mean the Underwriters.

               The Class A Common Stock, including the Registered Securities, and the Company's Class B Common Stock, $0.01 par value per share, are hereinafter referred to collectively as the "Common Stock." The Company is a majority-owned subsidiary of The Travelers Insurance Group Inc. ("TIGI"), which in turn is an indirect wholly owned subsidiary of Travelers Group Inc. ("Travelers Group").

               The Company and the Selling Stockholders wish to confirm as follows their agreements with the Underwriters in connection with the purchase of the Registered Securities by the Underwriters.

               1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the Underwriters and each of the Selling Stockholders as of the date of the applicable Terms Agreement that:

               (a) A registration statement (No. 333-56249) relating to the Registered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended


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(the "Act"), and has become effective. Such registration statement (including all financial schedules and exhibits), as amended at the time of the Terms Agreement referred to in Section 3 hereto (a "Terms Agreement"), is hereinafter referred to as the "Registration Statement," and the prospectus included in such Registration Statement, as supplemented as contemplated by Section 3 hereto to reflect the terms of offering of the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act, including all material incorporated by reference therein, is hereinafter referred to as the "Prospectus". If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the Registration Statement will be filed and must be declared effective before the offering of the Offered Securities may commence, the term "Registration Statement" as used in this Agreement means the registration statement as amended by said post-effective amendment No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

               (b) The Prospectus complies in all material respects with the provisions of the Act. The Commission has not issued any order preventing or suspending the use of the Prospectus.

               (c) The Company meets the requirements for the use of Form S-3 under the Act. The Registration Statement in the form in which it became effective and also in such form as it may be when any post-effective amendment thereto shall become effective, and the Prospectus and any supplement thereto when filed with the Commission under Rule 424(b) under the Act, complied or will comply in all material respects with the provisions of the Act and did not or will not at any such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and on the date of the applicable Terms Agreement, the Registration Statement and Prospectus will conform in all material respects to the requirements of the Act and the rules and regulations thereunder, and neither the Registration Statement nor the Prospectus will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, except that this representation and warranty does not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to the Underwriters furnished to the Company in writing through the Representatives by or on behalf of the Underwriters expressly for use therein.

               (d) All the outstanding shares of capital stock of the Company (including the Offered Securities) have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights, except as set forth in Section 5 of the Shareholders Agreement, dated as of April 2, 1996, as amended on June 20, 1997 and November 5, 1997, among TIGI and the other shareholders party thereto (the "Shareholders Agreement") and
Section 5.1 of the Intercompany Agreement, dated as of April 2, 1996, between Travelers Group and the Company (the "Intercompany Agreement"); and the capital stock of the Company conforms in all material respects to the description thereof included or incorporated by reference in the Registration Statement and the Prospectus.

               (e) The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus, and is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of


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its business requires such registration or qualification, except where the failure or failures (individually or in the aggregate) so to register or qualify does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

               (f) There are no legal or governmental proceedings (including, without limitation, actions or proceedings by any insurance regulatory agency or body) pending or, to the knowledge of the Company, threatened, against the Company or any of the Company's "significant subsidiaries," as determined in accordance with Regulation S-X under the Act (such "significant subsidiaries" being hereinafter referred to collectively as the "Subsidiaries" and individually as a "Subsidiary"), or to which the Company or any of the Subsidiaries is a party, or to which any of their respective properties is subject, that are required to be described in the Registration Statement or the Prospectus that are not described as required by the Act.

               (g) The Company is not (i) in violation of its certificate of incorporation or bylaws, or (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company, or
(iii) in violation of any decree of any court or governmental agency or body having jurisdiction over the Company, or (iv) in default in the performance or any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company is a party or by which it or any of its properties may be bound, except, in the case of clauses (ii), (iii) and (iv), where any such violation or default would not, net of reinsurance, reserves and taxes, have a material adverse effect (individually or in the aggregate) on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

               (h) Neither the execution, delivery or performance of the applicable Terms Agreement by the Company, nor the consummation by the Company of the transactions contemplated thereby (i) requires any consent, approval, authorization or other order of or registration or filing with, any court, regulatory body (including any insurance regulatory body), administrative agency or other governmental body, agency or official (except such as may be required for the registration of the Registered Securities under the Act and compliance with the securities or Blue Sky laws of various jurisdictions, all of which have been or will be effected in accordance with this Agreement), except where the failure to obtain such consent, approval, authorization or other order or make such registration or filing would not have (individually or in the aggregate) a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole, or (ii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or bylaws, or other organizational documents, of the Company or any of the Subsidiaries, or (iii) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or (iv) violates or will violate any statute, law, regulation or filing or judgment, injunction, order or decree of any government, government instrumentality (including, without limitation, any insurance regulatory agency or body) or court, domestic or foreign, applicable to the Company or any of the Subsidiaries or any of their respective properties, or (v) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to the terms of any agreement or instrument to which any of them is a party or by which any of them may be


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bound or to which any of the property or assets of any of them is subject, except, in the case of clauses (iii), (iv) and (v) of this paragraph (h), any such conflict, breach or default, violation or any such lien or encumbrance that would not (individually or in the aggregate) have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

               (i) The accountants, KPMG Peat Marwick LLP, who have certified or shall certify the financial statements included in the Registration Statement and the Prospectus (or any amendment or supplement thereto) are independent public accountants as required by the Act.

               (j) The consolidated financial statements, together with related schedules and notes, included and/or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), comply as to form in all material respects with the requirements of the Act. Such statements present fairly the consolidated financial position of the Company and its subsidiaries and the combined financial position of Travelers Casualty and Surety Company (formerly The Aetna Casualty and Surety Company) and The Standard Fire Insurance Company and their subsidiaries, in each case at the respective dates indicated, and the results of their operations and their cash flows for the respective periods indicated in accordance with generally accepted accounting principles consistently applied throughout such periods. The other financial and statistical information relating to the Company and its subsidiaries and Travelers Casualty and Surety Company and The Standard Fire Insurance Company and their subsidiaries and data included and/or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto), historical and pro forma, that are identified as being prepared in accordance with generally accepted accounting principles, are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company and its subsidiaries or Travelers Casualty and Surety Company and The Standard Fire Insurance Company and their subsidiaries, as the case may be. No pro forma financial statements prepared in accordance with Article 11 of Regulation S-X under the Act are required to be included or incorporated by reference in the Registration Statement or Prospectus.

               (k) The statutory financial statements of the Company's insurance subsidiaries from which certain ratios and other statistical data included and/or incorporated by reference in the Registration Statement and the Prospectus (and any amendment or supplement thereto) have been derived, have been prepared for each relevant period in conformity with accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the insurance departments of the states of domicile of such subsidiaries, in effect at such time of preparation, except as otherwise stated therein.

               (l) The execution and delivery of, and the performance by the Company of its obligations under the applicable Terms Agreement has been duly and validly authorized by the Company, and the applicable Terms Agreement has been duly executed and delivered by the Company and constitutes the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that (i) enforcement thereof may be limited by (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (y) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity) and (ii) the rights to indemnity and contribution thereunder may be limited by United States federal or state securities laws.


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               (m)  Except as disclosed in the Registration Statement and the
Prospectus (and any amendment or supplement thereto), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (and any amendment or supplement thereto), (i) neither the Company nor any of the Subsidiaries has incurred any liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business (including any material addition, or any development involving a prospective material addition, to the Company's consolidated reserve for insurance claims and claims expense, other than as contemplated by the Registration Statement or the Prospectus), that is material to the Company and its subsidiaries taken as a whole, (ii) there has not been any change in the capital stock of the Company nor any material increase in the short-term debt or long-term debt of the Company or any of its subsidiaries, and (iii) there has not been any material adverse change, or any development involving or which may reasonably be expected to involve, a prospective material adverse change, in the condition (financial or other), business, net worth or results of operation of the Company and its subsidiaries taken as a whole.

               (n) The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Offered Securities, will not distribute any offering materials in connection with the offering and sale of the Offered Securities other than the Registration Statement, the Prospectus or other materials, if any, permitted by the Act.

               (o) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and with statutory accounting principles, and to maintain accountability for assets;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (p) No holder of any security of the Company has any right to require registration of shares of Common Stock or any other security of the Company because of the filling of the registration statement or the consummation of the transactions contemplated by this Agreement, other than any such rights that have been complied with or waived in writing.

               (q) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

               (r) The documents incorporated by reference in the Registration Statement and the Prospectus (the "Incorporated Documents") heretofore filed were filed in a timely manner and, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), conformed with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (s) The Offered Securities have been approved for listing on the New York Stock Exchange, Inc.


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               2.   REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS.
Each Selling Stockholder, severally and not jointly, represents and warrants to the Underwriters and to the Company as of the date of the applicable Terms Agreement that:

               (a) Such Selling Stockholder has, and on the Closing Date (as defined herein) will have, valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on the Closing Date and has full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on the Closing Date pursuant to the applicable Terms Agreement; and upon the delivery of any payment for the Offered Securities on the Closing Date, and assuming the Underwriters take delivery of such Shares in good faith and without notice of any adverse claim within the meaning of the Uniform Commercial Code as in effect in the State of New York (the "UCC"), the Underwriters will acquire valid and unencumbered title to such Offered Securities to be delivered by such Selling Stockholder on the Closing Date.

               (b) Such Selling Stockholder has reviewed the information relating to such Selling Stockholder contained in the Registration Statement and the Prospectus and the information relating to such Selling Stockholder in the Registration Statement and the Prospectus does not contain any untrue statement of a material fact relating to such Selling Stockholder or omit to state any fact required to be stated therein or necessary to make the statements therein relating to such Selling Stockholder not misleading in any material respect.

               (c) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by such Selling Stockholder for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Offered Securities to be sold by such Selling Stockholder under the applicable Terms Agreement, except such as have been obtained and made under the Act and such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Offered Securities.

               (d) Neither the execution, delivery and performance of the applicable Terms Agreement by such Selling Stockholder nor the consummation of the transactions therein contemplated by such Selling Stockholder will result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, rule, regulation or order of any governmental agency or body or any court having jurisdiction over such Selling Stockholder or any of its properties, (B) any agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject or (C) the certificate or articles of incorporation or by-laws or other organizational documents of such Selling Stockholder.

               (e) The applicable Terms Agreement has been duly authorized, executed and delivered by such Selling Stockholder and is the valid and binding agreement of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms, except as rights to indemnity and contribution thereunder may be limited by federal or state securities laws or principles of public policy and except as enforcement thereof may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally and by general equitable principles.


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               3.   PURCHASE, SALE AND DELIVERY OF OFFERED SECURITIES.  The
obligation of the Underwriters to purchase the Offered Securities will be evidenced by an agreement or exchange of other written communications (including the provisions of this Agreement incorporated by reference therein in accordance with the next succeeding sentence, a "Terms Agreement") at the time the Selling Stockholders determine to sell the Offered Securities. The applicable Terms Agreement will incorporate by reference the provisions of this Agreement, except as otherwise provided therein, and will specify the firm or firms which will be Underwriters, the names of any Representatives, the number of shares to be purchased by each Underwriter, the number of shares to be sold by each Selling Stockholder and the purchase price to be paid by the Underwriters. The applicable Terms Agreement will also specify the time and date of delivery and payment (such time and date, or such other time not later than seven full business days thereafter as the Underwriter first named in such Terms Agreement (the "Lead Underwriter") and the Selling Stockholders agree as the time for payment and delivery, being herein and in the applicable Terms Agreement referred to as the "Closing Date"), the place of delivery and payment and any details of the terms of offering that should be reflected in the prospectus supplement relating to the offering of the Offered Securities. For purposes of Rule 15c6-1 under the Exchange Act, the Closing Date (if later than the otherwise applicable settlement date) shall be the date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the applicable Terms Agreement. The obligations of the Underwriters to purchase, and of the Selling Stockholders to sell, the Offered Securities will be several and not joint.

               The certificates for the Offered Securities delivered to the Underwriters on the Closing Date will be in definitive form, in such denominations and registered in such names as the Lead Underwriter requests.

               4. TERMS OF THE PUBLIC OFFERING. It is understood that the Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

               5. CERTAIN AGREEMENTS OF THE COMPANY. The Company agrees with the Underwriters as follows:

               (a) The Company will advise the Lead Underwriter promptly and, if requested by the Lead Underwriter, will confirm such advice in writing: (i) of any request by the Commission for amendment of or a supplement to the Registration Statement or the Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of the suspension of qualification of the Offered Securities for offering or sale in any jurisdiction or the initiation of any proceeding for such purpose; and (iii) within the period of time referred to in paragraph (d) below, of any change in the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole, or of the happening of any event, which makes any statement of a material fact made in the Registration Statement or the Prospectus (as then amended or supplemented) untrue or which requires the making of any additions to or changes in the Registration Statement or the Prospectus (as then amended or supplemented) in order to state a material fact required by the Act or the regulations thereunder to be stated therein or necessary in order to make the statements therein not misleading, or of the necessity to amend or supplement the Prospectus (as then amended or supplemented) to comply with the Act or any other law. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, the Company will make every reasonable effort to obtain the withdrawal of such order at the earliest possible time.


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               (b)  The Company will furnish to the Underwriters, without charge, copies of the registration statement as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto and Incorporated Documents, in such quantities as the Underwriters may reasonably request.

               (c) The Company will not (i) file any amendment to the Registration Statement or make any amendment or supplement to the Prospectus of which the Lead Underwriter shall not previously have been advised or to which the Lead Underwriter shall reasonably object after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a prospectus is required to be delivered in connection with sales by the Underwriters or any dealer, file any information, documents or reports pursuant to the Exchange Act, without delivering a copy of such information, documents or reports to the Underwriters prior to or concurrently with such filing.

               (d) As soon after the execution and delivery of the applicable Terms Agreement as possible and thereafter from time to time for such period as in the opinion of counsel for the Underwriters a Prospectus is required by the Act to be delivered in connection with sales by the Underwriters or any dealer, the Company will expeditiously deliver to the Underwriters and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as the Underwriters may reasonably request. The Company consents to the use of the Prospectus (and of any amendment or supplement thereto) in accordance with the provisions of the Act and with the securities or Blue Sky laws of the jurisdictions in which the Offered Securities are offered by the Underwriters and by all dealers to whom Offered Securities may be sold, both in connection with the offering and sale of the Offered Securities and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by the Underwriters or any dealer. If during such period of time any event shall occur that in the judgment of the Company or in the opinion of counsel for the Underwriters is required to be set forth in the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary to supplement or amend the Prospectus, or to file under the Exchange Act any document which upon filing becomes an Incorporated Document, to comply with the Act, the Exchange Act or any other law, the Company will forthwith prepare and, subject to the provisions of paragraph (c) above, file with the Commission an appropriate supplement or amendment thereto or Incorporated Document and will expeditiously furnish to the Underwriters and dealers a reasonable number of copies thereof.

               (e) The Company will cooperate with the Underwriters and with counsel for the Underwriters in connection with the registration or qualification of the Offered Securities for offering and sale by the Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as the Lead Underwriter may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Offered Securities, in any jurisdiction where it is not now so subject.

               (f) As soon as practicable after the date of the applicable Terms Agreement, the Company will make generally available to its securityholders an earnings statement, which need not be audited, covering a period of at least 12 months beginning after the later of (i) the


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effective date of the registration statement relating to the Registered
Securities and (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of such Terms Agreement, which will satisfy the provisions of Section 11(a) of the Act.

               (g) During the period of two years after the date of the applicable Terms Agreement, the Company will furnish to the Underwriters, upon the Underwriters' request, a copy of each report of the Company mailed to stockholders filed by the Company with the Commission under the Exchange Act.

               (h) If Rule 430A of the Act is employed, the Company will timely file the Prospectus pursuant to Rule 424(b) under the Act and will advise the Underwriters of the time and manner of such filing.

               (i) Except as stated in this Agreement and in the Prospectus, the Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Offered Securities.

               (j) The Company agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by it of its obligations hereunder: (i) the preparation, printing or reproduction, and filing with the Commission of the Registration Statement (including financial statements and exhibits thereto) and the Prospectus or any related preliminary prospectus and each amendment or supplement to any of them; (ii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the registration statement, the Prospectus, the Incorporated Documents (as defined below) and all amendments or supplements to any of them as may be reasonably requested for use in connection with offerings and sales of the Offered Securities; (iii) the preparation, printing, authentication, issuance and delivery of certificates for the Offered Securities, including any stamp taxes in connection with the original issuance and sale of the Offered Securities; (iv) the printing (or reproduction) and delivery of this Agreement, Blue Sky Memoranda and all other agreements or documents printed (or reproduced) and delivered in connection with offerings of the Offered Securities; (v) the registration or qualification of the Offered Securities for offer and sale under the securities or blue sky laws of the several states as provided in Section 5(e) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction, and delivery of Blue Sky Memoranda and such registration and qualification); (vi) the filing fees and the reasonable fees and expenses of counsel for the Underwriters in connection with any filings required to be made with the National Association of Securities Dealers, Inc.; (vii) the transportation and other expenses incurred by or on behalf of Company management in connection with presentations to prospective purchasers of the Offered Securities; and (viii) the fees and expenses of the Company's accountants and the fees and expenses of counsel (including local and special counsel) for the Company and the Selling Stockholders.

               6. AGREEMENTS OF THE SELLING STOCKHOLDERS. Each of the Selling Stockholders agrees, severally and not jointly, with the Underwriters as follows:


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               (a)  Such Selling Stockholder will cooperate to the extent necessary to cause any post-effective amendment to the Registration Statement to become effective at the earliest possible time.

               (b) Such Selling Stockholder will pay all federal and other taxes, if any, on the transfer or sale of any Offered Securities that are sold by such Selling Stockholder to the Underwriters.

               (c) Such Selling Stockholder will do or perform all things required to be done or performed by it prior to the Closing Date to satisfy all conditions precedent to the delivery of the Offered Securities by such Selling Stockholder pursuant to the applicable Terms Agreement.

               (d) Except as stated in the applicable Terms Agreement or in the Prospectus, such Selling Stockholder will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Offered Securities.

               (e) Such Selling Stockholder will advise the Underwriters promptly, and if requested by the Underwriters, will confirm such advice in writing, within the period of time referred to in Section 5(d) hereof, of any change in information relating to such Selling Stockholder that suggests that any statement relating to such Selling Stockholder made in the Registration Statement or the Prospectus (as then amended or supplemented, if amended or supplemented) is or may be untrue in any material respect or that the Registration Statement or Prospectus (as then amended or supplemented, if amended or supplemented) omits or may omit to state a material fact or a fact necessary to be stated therein in order to make the statements therein relating to such Selling Stockholder not misleading in any material respect.

               (f) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982, as amended, with respect to the transactions contemplated by the applicable Terms Agreement, such Selling Stockholder agrees to deliver to the Underwriters prior to or on the Closing Date a properly completed and executed United States Treasury Department Form W-9 if required by Treasury Department regulations (or any other applicable form or statement specified by Treasury Department regulations in lieu thereof).

               7. CONDITIONS OF THE OBLIGATIONS OF THE UNDERWRITERS. The obligations of the Underwriters to purchase and pay for the Offered Securities on any Closing Date will be subject to the accuracy in all material respects of the representations and warranties on the part of the Company and the Selling Stockholders in the applicable Terms Agreement and to the performance by the Company and the Selling Stockholders of its obligations under the applicable Terms Agreement in all material respects and to the following additional conditions precedent:

               (a) The Prospectus shall have been filed with the Commission in accordance with the Commission's rules and regulations. Prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, threatened by the Commission.

               (b) Subsequent to the execution and delivery of the applicable Terms Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the financial condition, business or results of operations of the Company or its subsidiaries which, in the judgment of the Lead Underwriter, would materially and adversely affect the market for the Offered Securities; (ii) any suspension or material limitation of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq National Market; (iii) any general banking moratorium declared by U.S. federal or New York authorities; or (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Lead Underwriter, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

               (c) The Underwriters shall have received on the Closing Date, an opinion of James M. Michener, Esq., General Counsel of the Company, dated the Closing Date and addressed to the Underwriters, and otherwise in form and substance satisfactory to the Underwriters, covering the matters referred to in Exhibit A hereto. All capitalized terms not defined in Exhibit A shall have the meaning ascribed to them herein.

               (d) The Underwriters shall have received on the Closing Date, opinions of William J. Casazza, Esq., Vice President and Deputy General Counsel to Aetna Services Inc., and Travis Epes, Esq., Managing Director and Assistant Legal Counsel, J.P. Morgan & Co. Incorporated, counsel to J.P. Morgan Capital Corporation and Sixty Wall Street Fund, L.P., respectively, each dated the Closing Date and addressed to the Underwriters, and otherwise in form and substance satisfactory to the Underwriters, covering the matters referred to in Exhibits B-1 and B-2 hereto, respectively. All capitalized terms not defined in Exhibits B-1 and B-2 shall have the meaning ascribed to them herein.

               (e) The Underwriters shall have received on the Closing Date an opinion of Dewey Ballantine LLP, counsel for the Underwriters, dated the Closing Date and addressed to the Underwriters, with respect to the Registration Statement, the Prospectus and such other related matters as the Underwriters may reasonably require.

               (f) The Underwriters shall have received letters dated the date of the applicable Terms Agreement and the Closing Date from KPMG Peat Marwick LLP, independent certified public accountants, substantially in the forms heretofore approved by the Underwriters.

               (g) The Underwriters shall have received a certificate, dated the Closing Date, of any two of the Chairman, President and Chief Executive Officer; Vice Chairman; Chief Financial Officer; General Counsel and Secretary of the Company; or such other officers as are acceptable to the Underwriters, in which such officers, to the best of their knowledge, shall state that: the representations and warranties of the Company in the applicable Terms Agreement are true and correct in all material respects; the Company has performed or complied with all agreements on its part required to be performed or complied with pursuant to the applicable Terms Agreement at or prior to such Closing Date; no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; and, subsequent to the date of the most recent financial statements included or incorporated by reference in the Prospectus, there has been no material adverse change, in the financial condition, business or results of operations of the

Company and its subsidiaries taken as a whole except as set forth in or contemplated by the Prospectus.

               (h) The Company and the Selling Stockholders shall have furnished the Underwriters and their counsel with such conformed copies of such certificates and documents as the Underwriters shall reasonably request. The Lead Underwriter may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters under the applicable Terms Agreement.

               8.   INDEMNIFICATION AND CONTRIBUTION.

               (a) The Company agrees to indemnify and hold harmless each of the Representatives and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by such Underwriters in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, except insofar as such losses, claims, damages, liabilities, actions or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with information relating to such Underwriter furnished in writing to the Company by or on behalf of such Underwriter through the Representatives expressly for use in connection therewith, it being understood and agreed that the only such information furnished by the Representatives consists of the information described as such in the applicable Terms Agreement; PROVIDED, HOWEVER, that the indemnification contained in this paragraph (a) with respect to any preliminary prospectus or preliminary prospectus supplement shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) to the extent that any such loss, claim, damage, liability or expense arises from the sale of the Offered Securities by such Underwriter to any person if it shall be established that a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus or preliminary prospectus supplement was corrected in the Prospectus and such correction would have cured the defect giving rise to such loss, claim, damage, liability or expense; PROVIDED that the Company delivered the Prospectus to the Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Company may otherwise have.

               (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each of the Representatives and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages, liabilities or expenses (or actions in respect thereof) arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by such Underwriters in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; in each case to the extent, but only to the extent, that such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon information relating to such Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, it being understood and agreed that the only such information furnished by the Representatives consists of the information described as such in the applicable Terms Agreement; PROVIDED, HOWEVER, that the indemnification contained in this paragraph (b) with respect to any preliminary prospectus or preliminary prospectus supplement shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Offered Securities by such Underwriter to any person if it shall be established that a copy of the Prospectus shall not have been delivered or sent to such person within the time required by the Act and the regulations thereunder, and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such preliminary prospectus or preliminary prospectus supplement was corrected in the Prospectus and such correction would have cured the defect giving rise to such loss, claim, damage, liability or expense; PROVIDED that the Company delivered the Prospectus to the Underwriters in requisite quantity on a timely basis to permit such delivery or sending. The foregoing indemnity shall be in addition to any liability which the Selling Stockholders may otherwise have.

               (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company and each Selling Stockholder and any person who controls the Company or any Selling Stockholder within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus or preliminary prospectus supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriters specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company or the Selling Stockholders in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by the Representatives consists of the information described as such in the applicable Terms Agreement. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

               (d) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a), (b) or (c) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, including the employment of counsel. Such indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed in writing to pay such fees and expenses, (ii) the indemnifying party has failed to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such indemnified party and the indemnifying party and such indemnified party shall have been advised by its counsel that the representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the indemnifying party shall not have the right to assume the defense of such action, suit or proceeding on behalf of such indemnified party). It is understood, however, that the indemnifying party shall, in connectio with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for (i) the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for such indemnified parties not having actual or potential differing interest with the Underwriters or among themselves, which firm shall be designated in writing, in the care of the Underwriters, by the Lead Underwriter and (ii) the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel) at any time for all such Selling Stockholders not having actual or potential differing interest among themselves, which firm shall be designated in writing by the Selling Stockholders selling a majority of the Offered Securities, and that all such fees and expenses shall be reimbursed as they are incurred. The indemnifying party shall not be liable for any settlement of any such action, suit or proceeding effected without its written consent, but if settled with such written consent, or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the indemnifying party agrees to indemnify and hold harmless any indemnified party, to the extent provided in paragraphs (a), (b) or (c) of this Section 8, from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

               (e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection () shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (f) The obligations of the Company and the Selling Stockholders under this Section shall be in addition to any liability which the Company and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls each Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company or any Selling Stockholder within the meaning of the Act or the Exchange Act.

               (g) Notwithstanding any other provision of this Section 8, the total liability of any Selling Stockholder for indemnification and contribution under this Section 8 shall not exceed an amount equal to the number of shares of Offered Securities sold by such Selling Stockholder under the applicable Terms Agreement multiplied by the purchase price per share set forth in the applicable Terms Agreement.

               9. DEFAULT OF UNDERWRITERS. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities under the applicable Terms Agreement and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on the Closing Date, the Lead Underwriter may make arrangements satisfactory to the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by the Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments under the applicable Terms Agreement, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on the Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on the Closing Date and arrangements satisfactory to the Lead Underwriter and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, the applicable Terms Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Company. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

               10. SURVIVAL OF CERTAIN REPRESENTATIONS AND OBLIGATIONS. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers, of the Selling Stockholders and of the Underwriters set forth in or made pursuant to the applicable Terms Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Underwriters, the Company, any Selling Stockholder or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If for any reason the purchase of the Offered Securities by the Underwriters is not consummated pursuant to the applicable Terms Agreement (otherwise than pursuant to clause (ii), (iii) or (iv) of Section 7(b) or Section 9 hereto), the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5(j) hereto and the respective obligations of the Company, the Selling Stockholders and the Underwriters pursuant to Section 8 hereto shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Sections 1 and 2 and all obligations under Sections 5 and 6 hereto shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in clause (ii), (iii) or (iv) of Section 7(b), the Company will reimburse the Underwriters for all out-of- pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

               11. NOTICES. All communications hereunder will be in writing and will be mailed, delivered or telegraphed and confirmed to them (i) if to the Company, at the office of the Company at One Tower Square, Hartford, Connecticut 06183, Attention: Mr. Jay S. Fishman, Vice Chairman, with copies to: James M. Michener, Esq., General Counsel, and Stephanie B. Mudick Esq., Deputy General Counsel of Travelers Group; (ii) if to the Selling Stockholders, at the offices of (a) Aetna Services, Inc., Law & Regulation Affairs RC4A, 151 Farmington Avenue, Hartford, Connecticut 06156-3124, Attention: Mr. William J. Casazza, with a copy to: Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Attention: Richard J. Sandler, Esq.; (b) J.P. Morgan Capital Corporation, 60 Wall Street, New York, New York 10260, Attention: J. Edmund Colloton, Esq., with a copy to: Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, Attention: Richard J. Sandler, Esq.; and (c) Sixty Wall Street Fund, L.P., 60 Wall Street, New York, New York 10260, Attention: J. Edmund Colloton, Esq., with a copy to: Davis Polk & Wardwell, 450 Lexington Avenue,, New York, New York 10017, Attention: Richard J. Sandler, Esq.; or (iii) if to the Underwriters, to the Lead Underwriter as set forth in the applicable Terms Agreement, with a copy to Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019, Attention: Frederick W. Kanner, Esq.

               12. SUCCESSORS. Each Terms Agreement (including the provisions of this Agreement) is and has been made solely for the benefit of the several Underwriters, the Company, the Company's directors and officers, the Selling Stockholders and the controlling persons referred to in Section 8 hereof and their respective successors and assigns, to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement. Neither the term "successor" nor the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Offered Securities in his status as such purchaser.

               13. COUNTERPARTS. This Agreement and any Terms Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

               14. APPLICABLE LAW. Each Terms Agreement (including the provisions of this Agreement) shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

          Please confirm that the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriters.

                                        Very truly yours,


                                        TRAVELERS PROPERTY CASUALTY CORP.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        AETNA SERVICES, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                        J.P. MORGAN CAPITAL CORPORATION


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        SIXTY WALL STREET FUND, L.P.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

Confirmed as of the date first
above mentioned.


By J.P. MORGAN SECURITIES INC.


By:
   ----------------------------
   Managing Director

                                                            EXHIBIT A
                                                            ---------
                                                  (OPINION OF JAMES M. MICHENER)

          1. The Company is duly registered and qualified to conduct its business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure or failures (individually or in the aggregate) so to register or qualify does or do not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

          2. Each of the Subsidiaries is a corporation duly incorporated and validly existing in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to own, lease, and operate its properties and to conduct its business as described in the Prospectus; and all the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable, and are owned by the Company directly or indirectly, free and clear of any lien, adverse claim, security interest or other encumbrance.

          3. Each of the Subsidiaries has full corporate power and authority, and the Company and each of the Subsidiaries has all necessary governmental authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental regulatory officials and bodies (including, without limitation, insurance licenses from the insurance regulatory agencies of the various states where it conducts business) (except where the failure so to have any such authorizations, approvals, orders, licenses, certificates, franchises or permits, individually or in the aggregate, would not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole), to own their respective properties and to conduct their respective businesses as now being conducted, as described in the Prospectus.

          4. Neither the Company nor any of the Subsidiaries is in violation of its respective certificate or articles of incorporation or by-laws, or other organizational documents, or to the best knowledge of such counsel, is in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Company or any of the Subsidiaries is a party or to which any of them or any of their respective properties may be bound other than any such violation or default that would not, net of reinsurance, reserves and taxes, have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

          5. Neither the execution, delivery or performance of the Terms Agreement by the Company, nor the consummation by the Company of the transactions contemplated thereby (A) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, the certificate or articles of incorporation or by-laws of the Company or any of the Subsidiaries, (B) conflicts or will conflict with or constitutes or will constitute a breach of, or a default under, (i) any agreement, indenture, lease or other instrument to which the Company is a party or by which it or any of its properties may be bound or (ii) any material agreement, indenture, lease or other instrument to which any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, in each case that is an exhibit to the Registration Statement or any Incorporated Document or that is known to such counsel, (C) will result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries, or (D) violate or will violate any statute, law, regulation, filing, ruling (assuming compliance with all applicable state securities and Blue Sky laws), judgment, injunction, order or decree of any government, governmental instrumentality (including, without limitation, any insurance regulatory agency or body), or court, domestic or foreign, known to such counsel, applicable to the Company or any of the Subsidiaries or any of their respective properties, except, in the case of clauses (B), (C) and (D) of this paragraph (5), any such conflict, breach or default or any such lien or encumbrance that would not (individually or in the aggregate) have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

          6. No consent, approval, authorization or other order of or registration or filing with, any court, regulatory body, administrative agency or other governmental body, agency, or official (except such as has been obtained under the Act or such as may be required under state securities or Blue Sky laws governing the purchase and distribution of the Offered Securities) is required on the part of the Company for the execution, delivery or performance of the Terms Agreement, except, in each case, where the failure to obtain such consent, approval, authorization or other order to make such registration or filing would not have (individually or in the aggregate) a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

          7. Each of the Subsidiaries is duly organized and licensed as an insurance company in the state of its incorporation and is duly licensed or authorized as an insurer or reinsurer in each other jurisdiction where it is required to be so licensed or authorized to conduct its business as described in the Prospectus, except where the failure (individually or in the aggregate) to be so licensed or authorized in any such jurisdiction does not have a material adverse effect on the condition (financial or other), business, properties, net worth or results of operations of the Company and its subsidiaries taken as a whole.

          8. Except as described in the Prospectus, there are no outstanding options, warrants or other rights calling for the issuance of, and there is no commitment, plan or arrangement to issue any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company.

          9. Except as described in the Prospectus, there is no holder of any security of the Company or any other person who has the right, contractual or otherwise, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, the Offered Securities or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

          10. The Company has corporate power and authority to enter into the Terms Agreement, and the Terms Agreement has been duly authorized, executed and delivered by the Company and is a valid, legal and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforcement of rights to indemnity and contribution thereunder may be limited by federal or state securities laws or principles of public policy and subject to the qualification that the enforceability of the Company's obligations thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and by general equitable principles.

          11. All of the outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable; and the Class A Common Stock conforms in all material respects as to legal matters to the description thereof incorporated by reference in the Prospectus.

          12. The Incorporated Documents (except for the financial statements and the notes thereto and the schedules and other financial and statistical information included therein, as to which no opinion need be expressed), at the time they were filed with the Commission (or, if any amendment with respect to any such document was filed, when such document was filed), complied as to form in all material respects with the requirements of the Exchange Act.

          13. The Registration Statement was declared effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or have been communicated by the Commission to the Company as being contemplated by it under the Act. The Registration Statement, as of its effective date, and the Prospectus, as of its date and as of the Closing Date, comply as to form in all material respects with the requirements of the Act and the applicable rules and regulations thereunder (except as to the financial statements or other data of a financial or statistical nature, as to which no opinion need be expressed); such counsel has no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of its date or as of the Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (except as to the financial statements or other data of a financial or statistical nature, as to which no opinion need be expressed). The descriptions in the Registration Statement and the Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement or Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement or any Incorporated Document which are not described and filed as required; except that such counsel need not express any opinion as to the financial statements or other data of a financial or statistical nature contained in the Registration Statement or the Prospectus. While such counsel need not independently verify nor assume any responsibility for the accuracy, completeness or fairness of the statements, except as expressly referred to in the immediately preceding sentence, contained in the Registration Statement or the Prospectus, the foregoing opinion in the second and third sentences in this paragraph 13 shall be based upon such counsel's review and discussion with members of the Travelers Group Inc. legal staff who participated in the preparation of the Registration Statement and the Prospectus (including any Incorporated Documents) and any amendments and supplements thereto (including any such Incorporated Documents), review and discussion of the contents thereof and the knowledge such counsel has gained in such counsel's capacity as Senior Vice President, General Counsel and Secretary to the Company, but without any independent check or verification on such counsel's part.

                                                           EXHIBIT B-1
                                                           -----------
                                                 (OPINION OF WILLIAM J. CASAZZA)

(i) No consent, approval, authorization or order of, or filing with, any court or governmental agency or body of the United States or the State of New York or the State of Connecticut is required on behalf of Aetna Services, Inc. ("Aetna") for the sale of the Offered Securities in accordance with the Terms Agreement, except for such consents, approvals, authorizations, orders or filings as have been made or obtained under the Securities Act of 1933, as amended, and such consents, approvals, authorizations, orders or filings as may be required under state securities or Blue Sky laws or insurance securities laws of any such jurisdiction in connection with the purchase and sale and distribution of the Offered Securities by the Underwriters, and except those which, if not made or obtained, would not have a material adverse effect on the sale of the Offered Securities;

(ii) Aetna has the corporate power and authority to sell, assign, transfer and deliver the Offered Securities to the Underwriters on the Closing Date as provided in the Terms Agreement; and, upon delivery of such Offered Securities and payment therefor as contemplated by the Terms Agreement and assuming the several Underwriters purchased such Offered Securities in good faith and without notice of an adverse claim within the meaning of Section 8-102 of the Uniform Commercial Code of the State of New York, under such Uniform Commercial Code the several Underwriters will acquire the Offered Securities free of any adverse claim (as defined in such Section 8-102);

(iii) To my knowledge: the sale of the Offered Securities and the performance by Aetna of its obligations under the Terms Agreement will not conflict with or result in a breach or violation by Aetna of any of the terms or provisions of, or constitute a default by Aetna under, any indenture, mortgage, deed of trust, loan agreement or other similar agreement or instrument to which Aetna is party or by which Aetna is bound or to which any of the property or assets of Aetna is subject, except, in all such cases, for such conflicts, breaches, violations or defaults as would not have a material adverse effect on the sale of the Offered Securities; the sale of the Offered Securities and the performance by Aetna of its obligations under the Terms Agreement will not result in any violation of the provisions of the Amended and Restated Certificate of Incorporation or By-Laws of Aetna; and the sale of the Offered Securities and the performance by Aetna of its obligations under the Terms Agreement will not result in any violation of any statute of the United States or the State of New York or the State of Connecticut or any order, rule or regulation of any court or governmental agency or body of the United States or the State of New York or the State of Connecticut having jurisdiction over Aetna or any of its properties, except such violations as would not have a material adverse effect on the sale of the Offered Securities; provided that, with respect to this paragraph (iii) I do not express any opinion as to any violation of any fraudulent transfer laws or other antifraud laws or as to any violation of any federal or state securities laws or Blue Sky or insurance securities laws; and provided further that, insofar as performance by Aetna of its obligations under the Terms Agreement is concerned, I do not express any opinion as to bankruptcy, insolvency, reorganization, moratorium and other similar laws now or hereafter in effect relating to or affecting creditors' rights generally and the rights of creditors of insurance companies generally; and

(iv) The Terms Agreement has been duly authorized, executed and delivered by Aetna.

                                                              EXHIBIT B-2
                                                              -----------
                                                        (OPINION OF TRAVIS EPES)

(i) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required by on behalf of J.P Morgan Capital Corporation ("Morgan Capital") or Sixty Wall Street Fund, L.P. ("60WSF") for the sale of the Offered Securities by Morgan Capital or 60WSF pursuant to the Terms Agreement, except (A) such consents, approvals, authorizations, orders or filings as have been obtained or made under the Act, (B) such consents, approvals, authorizations, orders or filings as may be required under state securities laws and (C) such consents, approvals, authorizations, orders or filings which if not obtained would not have a material adverse effect on the sale of the Offered Securities by Morgan Capital or 60WSF.

(ii) Each of Morgan Capital and 60WSF has the requisite corporate or partnership power and authority to sell, assign, transfer and deliver the Offered Securities on the Closing Date as provided in the Terms Agreement; and, upon delivery of such Offered Securities and payment therefor as contemplated by the Terms Agreement and assuming the several Underwriters purchased such Offered Securities in good faith and without notice of an adverse claim within the meaning of the UCC as in effect in the State of New York (the "UCC"), the several Underwriters will acquire the Offered Securities free and clear of any adverse claim within the meaning of the UCC.

(iii) To my knowledge, neither the execution, delivery and performance of the Terms Agreement by Morgan Capital or 60WSF or the sale of the Offered Securities by Morgan Capital or 60WSF will result in (A) a breach or violation of any of the terms and provisions of, the charter, by-laws or other organizational documents of either Morgan Capital or 60WSF; (B) the violation of any statute, any rule, regulation or order of any New York State or federal governmental agency or body or any New York State or federal court having jurisdiction over Morgan Capital or 60WSF or any of their properties; or (C) conflict with, or result in a breach or default under, any material agreement, indenture, mortgage or other instrument to which Morgan Capital or 60WSF is a party or by which Morgan Capital or 60WSF is bound, except in the case of clause (A), (B) or (C) above for any breach, violation, conflict or default that would not have a material adverse effect on the sale of the Offered Securities by Morgan Capital or 60WSF.

(iv) The Terms Agreement has been duly authorized, executed and delivered by each of Morgan Capital and 60WSF.

                         TRAVELERS PROPERTY CASUALTY CORP.

                              (A DELAWARE CORPORATION)


                                CLASS A COMMON STOCK




                                  TERMS AGREEMENT
                                  ---------------


                                                                   June __, 1998


Aetna Services, Inc.
Law & Regulation Affairs RC4A
151 Farmington Avenue
Hartford, CT 06156-3124

J.P. Morgan Capital Corporation
60 Wall Street
New York, NY 10260

Sixty Wall Street Fund, L.P.
60 Wall Street
New York, NY 10260

Travelers Property Casualty Corp.
One Tower Square
Hartford, Connecticut 06103

Dear Sirs:

          Reference is made to that certain Underwriting Agreement, dated June __, 1998 (the "Underwriting Agreement"), among certain stockholders (the "Selling Stockholders") named therein of Travelers Property Casualty Corp., a Delaware corporation (the "Company"), J.P. Morgan Securities Inc. ("J.P. Morgan") and the Company. A copy of the Underwriting Agreement is attached hereto as Annex A. The provisions of the Underwriting Agreement are incorporated by reference herein and shall be deemed to be part of this Terms Agreement as if such provisions had been set forth in full herein.


          We understand that, as contemplated by the Underwriting Agreement, the Selling Stockholders propose to sell, and the Underwriters referred to below, for whom J.P. Morgan will act as representative (the "Representative"), propose to purchase, an aggregate of 8,918,395 shares of Class A Common Stock (the "Common Stock"), $.01 par value per share, of the Company (the "Registered Securities"). The number of shares to be sold by each of the Selling Stockholders is set forth on
Schedule I hereto, and the number of shares to be purchased by each of the Underwriters is set forth on Schedule II hereto.

          The statements set forth in the prospectus supplement dated June __, 1998 (the "Prospectus Supplement") under the caption "Underwriting" constitute the only information furnished by or on behalf of the Underwriters through the Representative as such information is referred to in Section 8 of the Underwriting Agreement. The statements set forth in the Prospectus under the caption "Selling Stockholders" and in the Prospectus Supplement under the caption "Selling Stockholders" constitute the only information furnished by or on behalf of the Selling Stockholders as such information is referred to in
Section 8 of the Underwriting Agreement

          Subject to the terms and conditions set forth or incorporated by reference herein, the Underwriters hereby agree, severally and not jointly, to purchase all of the Registered Securities on the terms set forth below:

Purchase price per share:  $


Date, time and location
  of delivery of shares:                At or about 9:00 a.m
                                        New York City Time
                                        June __, 1998
                                        J.P. Morgan Securities Inc.
                                        60 Wall Street
                                        New York, New York 10260

Closing date and location:              June __, 1998
                                        Dewey Ballantine LLP
                                        1301 Avenue of the Americas
                                        New York, New York 10019

          If the terms set forth above are acceptable to you, please indicate your acceptance of this offer by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us no later than [7:00] p.m. (New York City time) on June __, 1998.

                                        Very truly yours,

                                        J.P. MORGAN SECURITIES INC.

                                        By:
                                           -------------------------------------
                                           Name:
                                           Title

Accepted:

AETNA SERVICES, INC.


By:
   -------------------------------------
   Name:
   Title

J.P. MORGAN CAPITAL CORPORATION


By:
   -------------------------------------
   Name:
   Title


SIXTY WALL STREET FUND, L.P.


By:
   -------------------------------------
   Name:
   Title

TRAVELERS PROPERTY CASUALTY
 CORP.


By:
   -------------------------------------
   Name:
   Title

                                     SCHEDULE I


                                SELLING STOCKHOLDERS


       Name                                  Number of Shares to be Sold
       ----                                  ---------------------------

Aetna Services, Inc. . . . . . . . . . . .            4,270,697
J.P. Morgan Capital Corporation. . . . . .            4,598,410
Sixty Wall Street Fund, L.P. . . . . . . .               50,997
                                                      ---------
            Total. . . . . . . . . . . . .            8,918,395
                                                      =========


                                    SCHEDULE II


                                    UNDERWRITERS


       Name                                  Number of Shares
       ----                                  ----------------

J.P. Morgan Securities Inc. . . . . . . . .


           Total. . . . . . . . . . . . . .     8,918,395
                                                =========


                                                                         ANNEX A



                               UNDERWRITING AGREEMENT
                               ----------------------